Provisions	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Provisions	Provisions:

	Restructuring	Warranty	Onerous	Contingent	Legal
Balance	provision	provision	contracts	consideration	provision	Total
At January 1, 2022	$5	$8,712	$300	$26,258	$—	$35,275
Opening retained earnings adjustment	—	—	1,200	—	—	1,200
Provisions made during year	455	5,851	2,900	—	2,968	12,174
Provisions used/paid during year	(320)	(2,391)	—	(14,900)	—	(17,611)
Provisions reversed/expired during year	—	(860)	—	(9,280)	—	(10,140)
Effect of movements in exchange rates	(3)	15	—	—	—	12
At December 31, 2022	137	11,327	4,400	2,078	2,968	20,910
Provisions made during year	1,459	7,210	2,600	—	—	11,269
Provisions used/paid during year	(1,176)	(2,652)	—	(2,000)	(2,968)	(8,796)
Provisions reversed/expired during year	—	(910)	(700)	—	—	(1,610)
Effect of movements in exchange rates	2	22	—	—	—	24
At December 31, 2023	$422	$14,997	$6,300	$78	$—	$21,797
Restructuring provision
Restructuring charges primarily relate to certain cost cutting measures and primarily include employee termination benefits. Restructuring charges are recognized in other operating expense. As of December 31, 2023, restructuring costs totalling $422,000 remain accrued.
Warranty provision
The Corporation recorded warranty provisions of $7,210,000 (2022 - $5,851,000), comprised of $5,916,000 (2022 - $4,580,000) related to new product sales and $1,294,000 (2022 - $1,271,000) related to upward warranty adjustments. This was offset by warranty expenditures of $2,652,000 (2022 - $2,391,000) and downward warranty adjustments of $910,000 (2022 - $860,000), due primarily to contractual expirations and changes in estimated and actual costs to repair. As of December 31, 2023, total warranty provision of $14,997,000 has been accrued in provisions and other current liabilities.
Onerous Contracts
The Corporation adopted a new standard for onerous contracts on January 1, 2022 which resulted in an increase in the onerous contract provisions of $1,200,000. On completion of a review of the Corporation's "open" contracts as of December 31, 2023, total onerous contract costs of $6,300,000 have been accrued in provisions and other current liabilities.
The Corporation will continue to review open contracts on a quarterly basis to determine if any ongoing or new contracts become onerous, and if any of the underlying conditions or assumptions change which would require an adjustment to the accrued provision.
18.    Provisions (cont'd):
Contingent Consideration
As part of the acquisition of BMS in November 2021 (note 7), total consideration included earn-out cash consideration payable by the Corporation, based on the achievement of certain performance milestones over a three year period from the acquisition date. As part of the post-acquisition restructuring of operations at Ballard Motive Solutions in the UK in 2022, there was a change in estimate in the fair value of contingent consideration due to changes in expectation of achieving milestones. This resulted in a recovery on settlement of contingent consideration of $9,891,000 related to the cancellation of certain contingent and outstanding cash milestones no longer payable. The contingent consideration provision now comprises the last remaining milestone at its estimated value of $78,000.
During the year ended December 31, 2023, cash payments of $2,000,000 (2022 - $14,900,000) were made by the Corporation upon successful achievement of certain performance milestones.
Legal provision
As part of the post-acquisition restructuring of operations at BMS in 2022 (note 7), the Corporation recorded a legal provision for various contract exit and modification costs, grant adjustment charges, and legal and advisory costs, net of expected recoveries. As at December 31, 2023, costs totalling $nil remain accrued.